T. Rowe Price California Tax-Free Income Trust
California Tax-Free Money Fund

T. Rowe Price State Tax-Free Income Trust
Maryland Tax-Free Money Fund
New York Tax-Free Money Fund

T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Tax-Exempt Money Fund, Inc.

Supplement to prospectuses

The following information updates the prospectuses for the California Tax-Free Money Fund, Maryland Tax-Free Money Fund, New York Tax-Free Money Fund, T. Rowe Price Summit Municipal Money Market Fund, and T. Rowe Price Tax-Exempt Money Fund.

All references to the fund`s weighted average maturity not exceeding 90 days are hereby deleted and replaced with the following:

The fund`s weighted average maturity will not exceed 60 days, its weighted average life will not exceed 120 days, and the fund will not purchase any security with a maturity longer than 13 months. When calculating its weighted average maturity, a fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. A fund may not take into account these resets when calculating its weighted average life.

The following is added to How You Can Receive the Proceeds From a Sale in section 2:

Under certain limited circumstances, the Board of Directors of a money fund may elect to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the money fund.

The operating policy for Illiquid Securities in section 3 is revised as follows:

Operating policy Fund investments in illiquid securities are limited to 5% of net assets.

The following is added after Illiquid Securities in section 3:

Maintaining Liquid Investments

The fund must generally hold a percentage of its assets in securities that are liquid; that is, securities that may be readily sold in the market or will mature within a short period of time.

Operating policy The fund may not acquire any security, other than a "weekly liquid asset" (which are direct obligations of the US government, certain government agency securities, and certain other securities that may be sold or mature within 5 business days), unless it holds 30% of its total assets in weekly liquid assets.

The following information updates the prospectuses for the T. Rowe Price Summit Municipal Money Market Fund and T. Rowe Price Tax-Exempt Money Fund.

The operating policy under Types of Portfolio Securities in section 3 is revised as follows:

Operating policy Except as may be permitted by Rule 2a-7, the fund will not purchase any security (other than a U.S. government security) if it would cause the fund to have more than: (1) 5% of its total assets in securities of that issuer, where the securities are first tier securities as defined by Rule 2a-7 (other than for certain temporary, limited purposes); or (2) where the securities are second tier securities as defined by Rule 2a-7, 3% of its total assets in such securities, 1/2 of 1% of its total assets in the securities of that issuer, or any such security that has a maturity exceeding 45 days.

The date of this supplement is May 21, 2010.

C03-041 5/21/10